UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2013 (October 2, 2013)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(603) 732-6948
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On October 2, 2013, the Company announced that its subsidiary, Level 5 Beverage Company, Inc. (“Level 5”) is starting to adjust the formulation of our RISE™ and COFFEE BOOST™ products while maintaining the functionality and coffee taste. In addition, due to strong demand, we have started to formulate COFFEE BOOST™ in Vanilla, Hazelnut and Mocha flavors while maintaining the functional attributes of our LEVEL 5™ brand.

On October 2, 2013, we issued the attached press release about the secondary formulation of the LEVEL 5™ product line.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
99.1	Press Release, dated October 2, 2013				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 2, 2013	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers